Exhibit 99

Gentherm Announces Planned Retirement of Director Maurice E.P.

Gunderson

NORTHVILLE, Mich., April 8, 2020 (GLOBE NEWSWIRE) – Gentherm (NASDAQ:THRM), the global market leader and developer of innovative thermal management technologies, today announced that Board of Directors member, Maurice E.P. Gunderson, has informed the Company’s Board of Directors of his intention to retire at the end of his current term and that he will not be standing for re-election at the Company’s 2020 Annual Meeting of Shareholders.

Gunderson has served as a director of the Company since 2007. He is currently chair of the Corporate Governance Committee, and a member of the Audit, Nominating and Technology Committees.

“On behalf of the Board, I would like to thank Maurice for his significant contributions to Gentherm over the past 13 years,” said Phil Eyler, President and CEO of Gentherm. “We are grateful for the steady leadership Maurice has provided Gentherm where he helped play a pivotal role in shaping the Company. His extensive knowledge in thermodynamics and energy technologies has helped guide our leadership in advanced thermal management technologies. I would like to wish Maurice all the best following his retirement.”

Gunderson has served as the Managing Director of Emeritus of the venture capital firm Autotech Ventures since February 2020, and previously served as Managing Director from 2017 until January 2020, and a managing Member of the consulting firm Shingebiss, LLC since 1999. Previously, he spent 14 years as the co-founder and Managing Director of Nth Power, a venture capital firm specializing in the energy sector; four years as Senior Partner at CMEA Capital, a venture capital firm specializing in energy and materials; and as Managing Director of Runway Capital. He currently serves as an advisor to Starburst Ventures; as Director and President of Mt. Diablo Pilots Association; as Director of Reggae Semiconductor, Inc.; as Director of XStream Trucking, Inc.; and as Director and CFO of Herd It Through the Grapevine Herding Dog Rescue, all privately-held companies. Gunderson is also Chairman of the Contra Costa County (California) Aviation Advisory Committee and Commissioner of the Contra Costa County Airport Land Use Commission.

Gunderson received Bachelor and Master of Science degrees in mechanical engineering from Oregon State University and a Master’s in Business Administration from Stanford University. He is a Registered Professional Engineer in California, a Life Fellow of the American Society of Mechanical Engineers and a Board Leadership Fellow of the National Association of Corporate Directors.

“It has been an honor to serve Gentherm as a Director since 2007, where I am very proud to have been part of its story,” said Gunderson. “I have confidence in Gentherm’s leadership and Board of Directors and am certain Gentherm will continue to be an innovative leader in the industry.”

With the planned retirement of current Chairman of the Board, Francois J. Castaing, the Gentherm Board will be seven directors as of the 2020 annual meeting. The Nominating Committee is conducting a search to identify two new Board members, and the Board intends to increase its size with the appointment of the new directors.

Investor Contact

Yijing Brentano

investors@gentherm.com

248.308.1702

Media Contact

Melissa Fischer

media@gentherm.com

248.289.9702

About Gentherm

Gentherm (NASDAQ:THRM) is a global developer and marketer of innovative thermal management technologies for a broad range of heating and cooling and temperature control applications. Automotive products include variable temperature Climate Control Seats, heated automotive interior systems (including heated seats, steering wheels, armrests and other components), battery thermal management systems, cable systems and other electronic devices. Medical products include patient temperature management systems. The Company is also developing a number of new technologies and products that will help enable improvements to existing products and to create new product applications for existing and new markets. Gentherm has over 11,000 employees in facilities in the United States, Germany, Canada, China, Hungary, Japan, Korea, Macedonia, Malta, Mexico, United Kingdom, Ukraine, and Vietnam. For more information, go to www.gentherm.com.

Except for historical information contained herein, statements in this release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated’s goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this release are made as of the date hereof or as of the date specified herein and are based on management’s current expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause the Company’s actual performance to differ materially from that described in or indicated by the forward-looking statements. Those risks include, but are not limited to, risks that: COVID-19 and its direct and indirect adverse impacts on the automobile and medical industries and local, state, national and international economies has, and will continue to have, an adverse effect on, among other things, the Company’s ability to manufacture products and obtain goods from the supply chain, OEM and consumer demand and vehicle volumes, merger and acquisition opportunities, employee availability and morale, global sales and operations, the ability to obtain new business awards, and the Company’s stock price; future borrowing availability under the Company’s revolving credit facility is subject to the Company’s ability to comply with covenants thereunder, and to the extent that the Company’s financial performance (including consolidated EBITDA for the applicable trailing 12-month period) deteriorates due to the COVID-19 impacts or otherwise, the Company’s borrowing availability may be less than the full amount of revolving credit facility; the Company’s failure to be in compliance with covenants under the Company’s revolving credit facility due to COVID-19 or otherwise could result in an event of default thereunder, and if the lenders thereunder do not provide a waiver thereof, the amounts outstanding under the revolving credit facility may be accelerated and may become immediately due and payable; additional financing by accessing the capital markets may not be available on acceptable terms, if at all, due to the impact of COVID-19 and additional indebtedness may harm the Company’s financial position and impact the Company’s ability to comply with covenants under the Company’s revolving credit facility; the Company may not realize the expected benefits from any restructuring initiatives it may pursue as a result of the effects of COVID-19; declines in automobile production may have an adverse impact; sales may not increase and the projected future sales volumes on which the Company manages its business may be inaccurate; new or improved competing products may be developed by competitors with greater resources; customer preferences may shift, including due to the evolving use of automobiles and technology; the Company may lose suppliers or customers; market acceptance of the Company’s existing or new products may decrease; currency exchange rates may change unfavorably; pricing pressures from customers may increase; the macroeconomic environment may present adverse conditions; new products may not be feasible; work stoppages impacting the Company, its suppliers or customers, due to labor matters, civil or political unrest, infectious diseases and epidemics or other reasons, could harm the Company’s operations; free trade agreements may be altered or additional tariffs may be implemented; customers may not accept pass-through of tariff costs; the Company may be unable to protect its intellectual property in certain jurisdictions; there may be manufacturing or design defects or other quality issues with the Company’s products; the Company may be unable to effectively implement ongoing restructuring and other cost-savings measures or realize the full amount of estimated savings; the Company’s business may be harmed by security breaches and other disruptions to its IT systems; the Company may be unable to comply with or may incur increased costs associated with complying with domestic and international regulations, which could change in an unfavorable manner; and other adverse conditions in the industries in which the Company operates may negatively affect its results.

The foregoing risks should be read in conjunction with the Company’s filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors”, in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of these and other risks and uncertainties. In addition, the business outlook discussed in this release does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s business and financial results.

Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.